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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 7, 2005

Evolving Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24081	84-1010843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Mt. Pyramid Court, Suite 100
Englewood, Colorado 80112
(Address of principal executive offices)

Registrant's telephone number, including area code (303) 802-1000

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On March 7, 2005, Evolving Systems, Inc. ("Evolving Systems") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. The full text of Evolving Systems' press release, together with the related unaudited financial and operating highlights, is furnished herewith as Exhibit 99.1.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2005

Evolving Systems, Inc.
By:	/s/ ANITA T. MOSELEY Anita T. Moseley Sr. Vice President & General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Issued by Evolving Systems, Inc. ("Evolving Systems") announcing its financial results for the fourth quarter and year ended December 31, 2004. The full text of Evolving Systems' press release, together with the related unaudited financial and operating highlights, is furnished herewith as Exhibit 99.1.

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  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX